SIGNIFICANT EVENTS DURING THE REPORTING PERIOD	6 Months Ended
Jun. 30, 2026
Significant Events During The Reporting Period Abstract
SIGNIFICANT EVENTS DURING THE REPORTING PERIOD

NOTE 3 – SIGNIFICANT EVENTS DURING THE REPORTING PERIOD

During the six months ended June 30, 2026, the Company completed several significant transactions and other events that had a material impact on its operations and financial position, as described below.

1.	On April 6, 2026, the Company completed the acquisition of certain assets and operations relating to the AME and Fabrica product lines from Nano Dimension Ltd. The acquired assets included, among other things, intellectual property, property and equipment, inventory and customer-related assets and contracts. The transaction was accounted for as a business combination in accordance with ASC 805, Business Combinations. Accordingly, the identifiable assets acquired and liabilities assumed were recognized at their estimated fair values as of the acquisition date.

See Note 4 for additional information regarding the business combination.

2.	During the six months ended June 30, 2026, the Company completed two equity financing transactions.

On February 5, 2026, the Company completed a registered direct offering pursuant to which it issued 4,000,000 Ordinary Shares and pre-funded warrants to purchase up to 2,785,715 Ordinary Shares. Concurrently with the registered direct offering, the Company completed a private placement of ordinary warrants to purchase up to 6,785,715 Ordinary Shares. The combined purchase price was $0.70 per Ordinary Share and accompanying ordinary warrant and $0.699 per pre-funded warrant and accompanying ordinary warrant. The offering resulted in gross proceeds to the Company of approximately $4.8 million, before deduction of placement agent fees and other offering expenses in an amount of approximately $485.

3.	On May 29, 2026, the Company entered into a securities purchase agreement with a single institutional investor pursuant to which the Company agreed to issue and sell 3,895,000 Ordinary Shares at a purchase price of $1.50 per share and pre-funded warrants to purchase up to 2,771,667 Ordinary Shares at a purchase price of $1.4999 per pre-funded warrant. The offering closed on June 1, 2026, and resulted in gross proceeds to the Company of approximately $10 million, before deduction of placement agent fees and other offering expenses in an amount of approximately $856.

4.	During the six months ended June 30, 2026, the Company terminated its existing operating lease early for office space on the sixth floor of its Ra’anana offices. Upon termination, the Company derecognized the related right-of-use asset, with a net carrying amount of approximately $361, and the related lease liability of approximately $380.

During the same period, the Company entered into a new operating lease for office space on the eighth floor of the same building. At the commencement date of the new lease, the Company recognized a right-of-use asset and a corresponding lease liability of approximately $1.36 million.